Income Taxes - Schedule of Significant Components of Net Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Capitalized start-up costs	$ 78	$ 103
Net operating loss carryforwards	54,250	47,725
Research and development credits	13,761	11,354
Deferred stock compensation	5,191	5,130
Other (accruals, reserves, depreciation)	362	359
Total deferred tax assets	73,642	64,671
Less: Valuation allowance	(73,642)	(64,671)
Net deferred tax assets	$ 0	$ 0